Exhibit 32.2
INTERNATIONAL BUSINESS MACHINES CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of International Business Machines Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James J. Kavanaugh, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. Kavanaugh

James J. Kavanaugh
Senior Vice President and Chief Financial Officer
October 21, 2026

A signed original of this written statement required by Section 906 has been provided to IBM and will be retained by IBM and furnished to the Securities and Exchange Commission or its staff upon request.